Proprietary © Gentherm 2024 2023 Fourth Quarter Results & Full Year Results February 21, 2024 Exhibit 99.2

Use of Non-GAAP Financial Measures* In addition to the results reported herein in accordance with GAAP, the Company has provided here or may discuss on the related conference call Adjusted Operating Expense, Adjusted EBITDA, Adjusted EBITDA margin, Adjusted EPS, Free Cash Flow, Net Debt, organic revenue, revenue excluding acquired businesses and foreign currency translation, revenue excluding foreign currency translation, Automotive revenue excluding the impact from the United Auto Workers strike, non-automotive electronics, one-time customer recoveries and foreign currency translation, organic Automotive revenue excluding the impact from the United Auto Workers strike, non-automotive electronics, one-time customer recoveries and foreign currency translation, pro forma product revenues, pro forma Adjusted EBITDA, pro forma Adjusted EBITDA margin and Adjusted Effective Tax Rate, each a non-GAAP financial measure. Starting in 2023, the Company is excluding the impact of non-cash stock-based compensation from its definition of Adjusted EBITDA and Adjusted EBITDA margin. References to Adjusted EBITDA and Adjusted EBITDA margin for prior periods have been recast to exclude the impact of non-cash stock-based compensation. See the Company’s earnings release dated February 21, 2024, for the definitions of each non-GAAP financial measure, information regarding why the Company utilizes such non-GAAP measures as supplemental measures of performance or liquidity, and their limitations, and for certain reconciliations of GAAP to non-GAAP historical financial measures. * See Appendix for certain reconciliations of GAAP to non-GAAP historical financial measures. Proprietary © Gentherm 2024

Forward-Looking Statement Proprietary © Gentherm 2024 Except for historical information contained herein, statements in this presentation are forward-looking statements that are made by Gentherm Incorporated (the “Company”) pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. All statements that address future operating, financial or business performance or strategies or expectations are forward-looking statements. The forward-looking statements included in this presentation are made as of the date specified herein and are based on management's reasonable expectations and beliefs. In making these statements we rely on assumptions and analysis based on our experience and perception of historical trends, current conditions and expected future developments, as well as other factors we consider appropriate under the circumstances. Except as required by law, the Company expressly disclaims any obligation or undertaking to update any forward-looking statements to reflect any change in its strategies or expectations with regard thereto or any change in events, conditions or circumstances on which any such statement is based. The forward-looking statements are subject to a number of important assumptions, risks, uncertainties and other factors that may cause actual results or performance to differ materially from that expressed or implied by such statements. For a discussion of these risks and uncertainties and other factors, please see the Company’s most recent Annual Report on Form 10-K and subsequent filings with the Securities and Exchange Commission, including “Risk Factors.” In addition, the business outlook discussed in this presentation does not include the potential impact of any business combinations, acquisitions, divestitures, strategic investments and other significant transactions that may be completed after the date hereof, each of which may present material risks to the Company’s future business and financial results.

2023 Highlights Proprietary © Gentherm 2024 4 Strong execution led to record results despite challenging environment Generated $120M of cash flow from operations and repurchased $90M of shares Record company Adjusted EBITDA Record $2.6B in Automotive new business awards  Record company revenue

GENTHERM

Winning at Record Pace

Expanding core thermal

CCS® expanding globally, including fast growing domestic Chinese OEMs; significant growth in hands-on-detection enabled steering wheel heaters

Growing market share in pneumatic

Won conquest pneumatic lumbar and massage awards with 8 OEMs globally leveraging the Alfmeier acquisition

Leading supplier of combined systems

Won customer programs with combined thermal and pneumatic lumbar / massage solutions

Increasing vehicle content

Leveraging ClimateSense® and WellSense™ to increase vehicle content, demonstrated by new business wins

Differentiating with software

ClimateSense® software enabling software defined vehicles

Independent partnership model leading to record wins and deeper customer relationships

Proprietary © Gentherm 2024 5

Industry Leading Innovations

GENTHERM



75°
68°
65°
72°

ClimateSense®

- Best-in-class software controlled thermal comfort
- Enhances energy efficiency and vehicle range
- Personalized microclimate



SYMPHONY OF SENSATIONS

WellSense™

- Combines thermal, lumbar and massage
- Proprietary software driven wellness and alertness features
- Enabling software defined vehicles



ComfortScale™

- Modular and scalable hardware
- Easy to integrate across OEMs and Tier 1s
- Enhanced cost efficiency

Increasing content per vehicle with differentiated and proprietary solutions; well positioned to capitalize on the software defined vehicles of the future

Proprietary © Gentherm 2024
6

Automotive Highlights

GENTHERM

21

Vehicle launches with 13 OEMs

Multiple CCS® Launches
Toyota Tacoma
Ford Ranger
Mazda CX-90
BEV Truck with large EV Manufacturer

ClimateSense® named a finalist for the 2023 Automotive News PACE Award


TOYOTA







Record Automotive revenues in 2023 including record annual revenues for Climate Control Seat (CCS®), Seat Heaters and Steering Wheel Heaters

Proprietary © Gentherm 2024 7

New Automotive Business Awards

GENTHERM

$900M

in awards in 4Q

Multiple CCS® Awards from:
General Motors | Great Wall |
HKMC | Nissan | Rivian

8

Steering Wheel Heater awards across 7 OEMs including hands-on-detection enabled heater award with BMW, Geely, General Motors, Li Auto and Nissan

CCS® and multifunction electronic control unit awards for General Motors' next generation truck platform

</>

Breakthrough scalable ClimateSense® software award with General Motors

Paused pursuit of BPS Cell Connecting

Record quarterly and annual Automotive Business Awards driven by accelerating demand for thermal comfort, massage and lumbar solutions

Proprietary © Gentherm 2024 8

Medical Highlights Double digit revenue growth leveraging large partnerships, distribution and white label opportunities Proprietary © Gentherm 2024 9 Proprietary © Gentherm 2024 9 26 New major hospital account expansion in China Awarded Blanketrol ® lll system upgrades throughout Health Trust Performance Group member hospitals 15% Strong revenue growth as a result of higher Blanketrol® sales

(Dollars in thousands,  except per share data) 2023 2022 2023 2022 Pro forma 2022 (1) Product Revenues $ 366,933 $ 343,322 $ 1,469,076 $ 1,204,656 $ 1,348,295   Automotive 353,945 332,046 1,422,952 1,161,616 1,305,255   Medical 12,988 11,276 46,124 43,040 Gross Margin 96,296 69,808 351,624 273,650 Gross Margin % 26.2% 20.3% 23.9% 22.7 % Operating Expenses 64,593 66,248 274,185 225,343 Operating Income 31,703 3,560 77,439 48,307 Adjusted EBITDA 49,022 40,949 180,584 137,162 139,727 Adjusted EBITDA Margin 13.4% 11.9% 12.3% 11.4% 10.4 % Diluted EPS - As Adjusted $ 0.90 $ 0.47 $ 2.59 $ 1.82 Select Income Statement Data Twelve Months Ended December 31 Three Months Ended December 31 (1) Pro forma amounts include the results of Alfmeier as if the acquisition had occurred as of January 1, 2022. Proprietary © Gentherm 2024 10

Select Balance Sheet Data December 31, 2023 June 30, 2023 December 31, 2022 December 31, 2022 December 31, 2022 Cash and Cash Equivalents $ 149,673 $ 153,891 Total Assets  1,234,371 1,239,300 Debt 222,838 235,096    Current 621 2,443    Non-Current 222,217 232,653 Revolving LOC Availability 278,000 264,904 Total Liquidity 427,673 418,795 Proprietary © Gentherm 2024 11 (Dollars in thousands)

Proprietary © Gentherm 2024 12 2024 Guidance and 2026 Outlook 2024 E 2026 E Product Revenue (1)(2) $1.5B – $1.6B $1.9B – $2.0B Adjusted EBITDA Margin (1)(2) 12.5% – 13.5% ~ 16% Adjusted Effective Tax Rate 26% – 29% Capital Expenditures $65M – $75M Based on the current forecast of customer orders and light vehicle production in the Company’s key markets declining at a low single-digit rate in 2024 versus 2023. Assumes a EUR to USD exchange rate of $1.10/Euro. Due to the inherent difficulty of forecasting the timing and amount of certain items that would impact net income margin, such as foreign currency gains and losses, we are unable to reasonably estimate net income margin, the GAAP financial measure most directly comparable to Adjusted EBITDA margin. Accordingly, we are unable to provide a reconciliation of Adjusted EBITDA margin to net income margin with respect to the guidance provided.

2024 Priorities Proprietary © Gentherm 2024 13 Laser focused on key priorities to drive operational execution, profitability improvement and innovation Execute on Fit-for-Growth 2.0 initiatives to expand margin Deliver industry leading proprietary innovations such as ClimateSense®, WellSenseTM and ComfortScaleTM 03 Lead the industry with new Automotive Business Awards and execute on unprecedented award backlog

Why Gentherm Poised for high-return growth and outpacing the market 02 Global automotive market is large with rapidly growing penetration of thermal and pneumatic solutions 01 Pure play leader in thermal management and pneumatic comfort 03 Unique, innovative, energy efficient and software driven solutions key to vehicles of the future Consistent execution against strategic plan with financial discipline  Proprietary © Gentherm 2024

Appendix Proprietary © Gentherm 2024

Proprietary © Gentherm 2024 16 Reconciliation of Adjusted EBITDA and Adjusted EBITDA Margin (Dollars in thousands) 2023 2022 2023 2022 Net Income (Loss) $ 18,087 $ (4,205) $ 40,343 $ 24,441 Add Back:      Income Tax (Benefit) Expense (867) (57) 14,611 13,941      Interest Expense, net 5,197 3,009 14,641 4,294      Depreciation and Amortization  12,062 13,779 50,416 44,038 Adjustments:      Restructuring Expenses  1,327 76 4,739 637      Unrealized Currency Loss  4,898 5,678 9,125 4,646      Acquisition and Integration Expenses 578 4,261 5,308 22,618      Non-Automotive Electronics Inventory Charge 575 – 6,064 –      Impairment of Goodwill – – 19,509 –      Impairment of Intangible Assets and Property and Equipment – 15,669 – 15,669      Non-Cash Stock-Based Compensation 3,164 2,771 11,756 7,393      Other 4,001 (32) 4,072 (515) Adjusted EBITDA  49,022 40,949 180,584 137,162 Product Revenues 366,933 343,322 1,469,076 1,204,656 Net Income Margin 4.9% (1.2) % 2.7% 2.0 % Adjusted EBITDA Margin 13.4% 11.9% 12.3% 11.4 % Twelve Months Ended December 31 Three Months Ended December 31

Proprietary © Gentherm 2024 17 Reconciliation of Adjusted EPS 2023 2022 2023 2022 Diluted EPS - As Reported $ 0.56 $ (0.13) $ 1.22 $ 0.73 Acquisition and Integration Expenses 0.02 0.13 0.16 0.68 Non-Cash Purchase Accounting Impacts 0.05 0.10 0.22 0.29 Unrealized Currency Loss 0.15 0.17 0.28 0.14 Restructuring Expenses 0.04 0.00 0.14 0.02 Non-Automotive Electronics Inventory Charge 0.02 – 0.18 – Impairment of Goodwill – – 0.59 – Impairment of Intangible Assets and Property and Equipment – 0.47 – 0.47 Other 0.12 (0.00) 0.12 (0.02) Tax Effect of Above (0.07) (0.28) (0.33) (0.48) Rounding 0.01 0.01 0.01 (0.01) Diluted EPS - As Adjusted 0.90 0.47 2.59 1.82 Three Months Ended December 31 Twelve Months Ended December 31